SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 193

  Date of Report (Date of earliest event reported)      February 14, 2000
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                          WINSTAR COMMUNICATIONS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      1-10726               13-3585278
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(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)             Identification No.)




685 Third Avenue, New York, New York                              10017
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code    (212) 792-9800
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                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS

     On February 14, 2000, Winstar Communications, Inc. ("Company") issued a press release relating to the Company's initiation of discussions with institutional holders of its public debt to simplify the Company's debt structure. A copy of the press release is annexed hereto as Exhibit 99.1.

     On March 3, 2000, the Company issued a press release announcing that it has initiated the following transactions relating to its outstanding notes and one series of preferred stock:

     o an institutional private placement of $2 billion of new unsecured notes, a portion of which will be used for the exchange offers described below;

     o a tender offer to purchase for cash all of the Company's outstanding senior notes, which have an aggregate principal or accreted amount of approximately $660 million;

     o an offer to exchange new senior notes for all of the Company's outstanding subordinated notes, which have an aggregate principal or accreted amount of approximately $640 million; and

     o a proposed agreement to exchange for new senior notes a substantial majority of the Company's Series C 14 1/4% Senior Cumulative Exchangeable Preferred Stock Due 2007, which has a current liquidation preference of approximately $230 million.

     The private placement will provide the proceeds necessary to fund the tender offer described above and estimated excess proceeds of approximately $250 million for general corporate purposes. The consummation of each of these transactions is conditioned on the consummation of the others. The new senior notes will not be registered under the Securities Act of 1933 and may not be sold in the United States absent registration or an applicable exemption from registration requirements.

     The Company also announced that it obtained a commitment for a $1 billion secured credit facility, the closing of which is subject to certain amendments to its existing credit facility with Lucent Technologies.

         A copy of the press release is annexed hereto as Exhibit 99.2.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press Release, dated February 14, 2000 (filed herewith)

                  99.2     Press Release, dated March 3, 2000 (filed herewith)


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 7, 2000                   WINSTAR COMMUNICATIONS, INC.


                                              /s/ Frederic E. Rubin
                                        By: ____________________________
                                            Frederic E. Rubin
                                            Senior Vice President and Treasurer




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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       ------------

99.1              Press Release, dated February 14, 2000 (filed herewith)

99.2              Press Release, dated March 3, 2000 (filed herewith)






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